Exhibit 10.2

AMENDMENT NO. 2 TO ANY MARKET PURCHASE AGREEMENT

This AMENDMENT TO THE ANY MARKET PURCHASE AGREEMENT, dated as of May 5, 2026 (this “Amendment”), is entered between STEAKHOLDER FOODS LTD., a company incorporated in the State of Israel (“Company”), and Alumni Capital LP, a Delaware limited partnership (the “Investor”).

PRELIMINARY STATEMENTS

A. Reference is hereby made to that certain Any Market Purchase Agreement, dated as of February 27, 2025 (as amended, and as may be further amended, amended and restated, extended, supplemented or otherwise modified in writing from time to time and in effect immediately prior to the effectiveness of this Amendment, the “Existing Agreement”, and the Existing Agreement, as amended by this Amendment, the “Amended Agreement”), between the Company and the Investor.

B. The parties desire to amend certain of the terms and provisions of the Existing Agreement as specifically set forth in this Amendment.

C. The parties are prepared to amend the Existing Agreement, subject to the conditions and in reliance on the representations set forth in this Amendment.

Accordingly, in consideration of the premises and the mutual covenants contained herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Defined Terms. Unless otherwise defined herein, all capitalized terms used herein, including in preamble and the preliminary statements hereto, shall have the meanings assigned to such terms in the Existing Agreement.

SECTION 2. Amendment to Existing Agreement. Subject to the satisfaction of the conditions precedent specified in Section 3 and in reliance upon the representations and warranties set forth in Section 4, the Existing Agreement is hereby amended as follows:

The definition of the term “Commitment Period” as defined in Article I of the Existing Agreement is hereby amended and restated in its entirety as follows:

“Commitment Period” shall mean the period commencing on the date on which the Investor received the Commitment Securities and ending on the earlier (i) the date on which the ADSs cease trading on NASDAQ, (ii) the date on which the Investor shall have purchased Purchase Notice Securities pursuant to this Agreement for an aggregate purchase price of the Commitment Amount, or (iii) 5:00 p.m. Eastern Time on June 30, 2027.

SECTION 3. Conditions Precedent to Effectiveness of Amendment. This Amendment shall become effective as of the date first written above (the “Amendment Effective Date”) upon satisfaction of each of the following conditions precedent (except to the extent such conditions precedent are subject to Section 4):

(a)	Amendment. This Amendment shall have been duly executed and delivered by each party.

SECTION 4. Representations and Warranties. Except as set forth in the SEC Documents, all representations and warranties contained in the Amended Agreement shall be true and correct in all respects as of the Amendment Effective Date as though made on and as of the Amendment Effective Date (or, to the extent such representations or warranties are expressly made solely as of an earlier date, such representations and warranties shall be true and correct as of such earlier date). Each party represents and warrants that:

(a) Authorization; No Contravention. The execution, delivery and performance by such party of this Amendment (i) have been duly and validly authorized by all corporate, shareholder, partnership or limited liability company action required to be taken by such party, and (ii) do not violate or contravene such party’s governing documents or any applicable law or any material agreement or instrument or any court order which is binding upon such party or its property.

(b) Enforceability. This Amendment and the Amended Agreement are each a legal, valid and binding obligation of such party, enforceable against it in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles.

SECTION 5. Survival of Representations and Warranties. All representations and warranties made in this Amendment shall survive the execution and delivery of this Amendment. Such representations and warranties have been or will be relied upon by the parties and shall continue in full force and effect as long as any obligation under the Amended Agreement shall remain unpaid or unsatisfied.

SECTION 6. Effect of Amendment, Other Agreements, Etc.

(a) Effect of Amendment. After giving effect to this Amendment on the Amendment Effective Date, the Amended Agreement shall be and remain in full force and effect in accordance with its terms and is hereby ratified and confirmed by the parties in all respects. The execution, delivery, and performance of this Amendment shall not operate as a waiver of any right, power, or remedy of any party under the Existing Agreement. Each party hereby acknowledges and agrees that, after giving effect to this Amendment, all of its obligations and liabilities under the Existing Agreement to which it is a party, as such obligations and liabilities have been amended by this Amendment, are reaffirmed and remain in full force and effect. All references to the Existing Agreement in any document or instrument delivered in connection therewith shall be deemed to refer to the Amended Agreement. Nothing contained herein shall be construed as a novation of the obligations outstanding under the Existing Agreement, which shall remain in full force and effect, except as modified hereby.

(b) Limited Effect. This Amendment relates only to the specific matters expressly covered herein, shall not be considered to be an amendment or waiver of any rights or remedies that any party may have under the Existing Agreement or under applicable law, and shall not be considered to create a course of dealing or to otherwise obligate in any respect a party to execute similar or other amendments or waivers or grant any amendments or waivers under the same or similar or other circumstances in the future.

(c) SEC Filings. The Company shall, as soon as practicable following the date hereof, publicly disclose in an SEC filing all the material terms and transactions contemplated by this Amendment. Prior to the delivery of any Purchase Notices pursuant to the Amended Agreement, the Company shall prepare and file with the SEC a Registration Statement on Form F-1 to register for resale the Common Shares issuable in connection with any such Purchase Notice.

(d) Commitment Fee. The parties agree that the Commitment Fee, which was paid pursuant to the Existing Agreement shall not be increased as a result of this Amendment and no additional Commitment Fee shall be due from the Company.

SECTION 7. Miscellaneous.

(a) Headings. Section headings in this Amendment are included herein for convenience and do not affect the meanings of the provisions that they precede.

(b) Severability. If any provision of this Amendment is held invalid or unenforceable, either in its entirety or by virtue of its scope or application to given circumstances, such provision shall thereupon be deemed modified only to the extent necessary to render same valid, or not applicable to given circumstances, or excised from this Amendment, as the situation may require, and this Amendment shall be construed and enforced as if such provision had been included herein as so modified in scope or application, or had not been included herein or therein, as the case may be.

(c) Binding Effect. This Amendment binds and is for the benefit of the successors of each party.

(d) GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE WITHOUT REGARD TO THE PRINCIPLES OF CONFLICT OF LAWS. THE PARTIES FURTHER AGREE THAT ANY ACTION BETWEEN THEM SHALL BE HEARD IN DELAWARE, AND EXPRESSLY CONSENT TO THE JURISDICTION AND VENUE OF THE CHANCERY COURT FOR THE DISTRICT OF DELAWARE OR THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF DELAWARE, FOR THE ADJUDICATION OF ANY CIVIL ACTION ASSERTED PURSUANT TO THIS AMENDMENT.

(e) Execution in Counterparts. This Amendment may be executed in identical counterparts, both which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. Facsimile or other electronically scanned and delivered signatures, including by e-mail attachment, shall be deemed originals for all purposes of this Amendment.

[Remainder of Page Intentionally Left Blank; Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered as of the date first above written.

STEAKHOLDER FOODS LTD.

By:	/s/ Arik Kaufman
Name:	Arik Kaufman
Title:	Chief Executive Officer

[Signature Page to Amendment to Any Market Purchase Agreement]

ALUMNI CAPITAL LP

By:	By: ALUMNI CAPITAL GP LLC

By:	/s/ Ashkan Mapar
Name:	Ashkan Mapar
Title:	Manager

[Signature Page to Amendment to Any Market Purchase Agreement]

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